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         POWER OF ATTORNEY                                            EXHIBIT 24

         THE PNC FINANCIAL SERVICES GROUP, INC.
         ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED DECEMBER 31, 2000


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of The PNC Financial Services Group, Inc. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Thomas R. Moore and Karen M. Barrett, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.

And such persons hereby ratify and confirm all acts that any said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this 9th day of March, 2001.


Name/Signature                                  Capacity
--------------                                  --------


/s/ James E. Rohr                               Director and President
------------------------------------            and Chief Executive Officer
James E. Rohr


/s/ Thomas H. O'Brien                           Chairman and Director
------------------------------------
Thomas H. O'Brien


/s/ Paul W. Chellgren                           Director
------------------------------------
Paul W. Chellgren


/s/ Robert N. Clay                              Director
------------------------------------
Robert N. Clay


/s/ George A. Davidson, Jr.                     Director
------------------------------------
George A. Davidson, Jr.


/s/ David F. Girard-diCarlo                     Director
------------------------------------
David F. Girard-diCarlo


/s/ Walter E. Gregg, Jr.                        Vice Chairman and Director
------------------------------------
Walter E. Gregg, Jr.


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/s/ Robert L. Haunschild                        Chief Financial Officer
------------------------------------
Robert L. Haunschild


/s/ William R. Johnson                          Director
------------------------------------
William R. Johnson


/s/ Bruce C. Lindsay                            Director
------------------------------------
Bruce C. Lindsay


/s/ W. Craig McClelland                         Director
------------------------------------
W. Craig McClelland


/s/ Samuel R. Patterson                         Controller
------------------------------------
Samuel R. Patterson


/s/ Jane G. Pepper                              Director
------------------------------------
Jane G. Pepper


/s/ Jackson H. Randolph                         Director
------------------------------------
Jackson H. Randolph


/s/ Roderic H. Ross                             Director
------------------------------------
Roderic H. Ross


/s/ Lorene K. Steffes                           Director
------------------------------------
Lorene K. Steffes


/s/ Thomas J. Usher                             Director
------------------------------------
Thomas J. Usher


/s/ Milton A. Washington                        Director
------------------------------------
Milton A. Washington


/s/ Helge H. Wehmeier                           Director
------------------------------------
Helge H. Wehmeier